--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                                     (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                        THE GENERAL CHEMICAL GROUP INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

         .......................................................................

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     [LOGO] THE GENERAL CHEMICAL GROUP INC.

                                                                   April 7, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of The General Chemical Group Inc. (the "Annual Meeting") to be held at the Mellon Bank Building, 8 Loockerman Street, Dover, Delaware on Tuesday, May 9, 2000 at 9:30 a.m. local time.

     The Annual Meeting has been called for the purpose of (i) electing six Directors for a one-year term; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company's independent auditors; (iii) considering approval and adoption of The General Chemical Group Inc. 2000 Long-Term Incentive Plan; and
(iv) considering and voting upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 3, 2000 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors recommends that you vote "FOR" the election of the six nominees of the Board of Directors as Directors of the Company, the ratification of Deloitte & Touche LLP as the Company's independent auditors and approval and adoption of The General Chemical Group Inc. 2000 Long-Term Equity and Incentive Plan.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                               Very truly yours,

                                               /s/ Todd M. DuChene
                                               TODD M. DUCHENE
                                               Secretary

                        THE GENERAL CHEMICAL GROUP INC.
                                  Liberty Lane
                          Hampton, New Hampshire 03842

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 9, 2000

                            ------------------------

To the Stockholders of The General Chemical Group Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE GENERAL CHEMICAL GROUP Inc. (the "Company") will be held at the Mellon Bank Building, 8 Loockerman Street, Dover, Delaware on Tuesday, May 9, 2000 at 9:30 a.m. local time for the following purposes:

          1. To elect six Directors of the Company, each for a one-year term;

          2. To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the current fiscal year;

          3. To consider approval and adoption of The General Chemical Group Inc. 2000 Long-Term Incentive Plan; and

          4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of the Company's Common Stock and Class B Common Stock at the close of business on April 3, 2000 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ Todd M. DuChene

                                          TODD M. DUCHENE
                                          Secretary

Hampton, New Hampshire
April 7, 2000

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        THE GENERAL CHEMICAL GROUP INC.

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT
                            ------------------------
                                                                   APRIL 7, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The General Chemical Group Inc., a Delaware corporation ("General Chemical Group" or the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Mellon Bank Building, 8 Loockerman Street, Dover, Delaware, May 9, 2000 at 9:30 a.m. local time, and any adjournment thereof. This proxy statement and the related proxy card, together with the Company's Annual Report to Stockholders for the year ended December 31, 1999, were first mailed by the Company on or about April 7, 2000 to stockholders of record as of April 3, 2000.

     All proxies in the enclosed form that are properly executed and returned to the Company will be voted at the Annual Meeting or any adjournment thereof in accordance with the specifications thereon, or, if no specification is made, will be voted FOR approval of the proposals and FOR election of each of the nominees for director set forth in the Notice of Annual Meeting of Stockholders. A previously returned proxy may be revoked by any stockholder who attends the Annual Meeting and gives oral notice of his or her intention to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the Annual Meeting by delivering a written revocation or a duly executed proxy bearing a later date to the Secretary of the Company at Liberty Lane, Hampton, New Hampshire 03842.

     A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting, except as set forth in the proxy and except for matters proposed by a stockholder who notifies the Company not later than the close of business on the tenth day following the day on which such stockholder's Notice of Annual Meeting of Stockholders was mailed by the Company. At the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.

     The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interview, telephone, telegraph or otherwise. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record on April 3, 2000 and will provide reimbursement for the cost of forwarding the material in accordance with customary charges.

                      VOTING RIGHTS AND OUTSTANDING SHARES

     Holders of record of the Common Stock and Class B Common Stock of the Company (the "Voting Stock") at the close of business on April 3, 2000, are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock are entitled to one vote per share and holders of the Class B Common Stock are entitled to ten votes per share, both with respect to matters properly presented at the Annual Meeting. A stockholders' list will be available for examination by General Chemical Group stockholders at the Annual Meeting.

     On April 3, 2000, there were 16,857,238 shares of Common Stock and 3,958,421 shares of Class B Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of a majority of the shares entitled to vote, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 3, 2000 certain information concerning each person believed to be a beneficial owner of more than 5% of the Common and Class B Common Stock and beneficial ownership by each nominee, director, named executive officer and all directors and officers as a group:

                                                                             SHARES OF
                                                                              CLASS B
                                           SHARES OF           PERCENT OF      COMMON        PERCENT OF
        NAME OF BENEFICIAL OWNER          COMMON STOCK          CLASS(1)      STOCK(2)         CLASS
        ------------------------          ------------         ----------    ---------       ----------
Paul M. Montrone(3).....................    9,811,421(4)          47.1        3,958,421(4)     100.0%
Paul M. Meister(3)......................    2,089,377(5)          10.3          829,140(5)      20.6
1996 GRAT...............................    2,068,127(4)           9.9          829,140(4)      20.6
J. P. Morgan & Co. Incorporated(6)......    1,500,450(7)           7.2               --           --
Thomson Horstmann & Bryant(8)...........      964,050(9)           4.6               --           --
DeLyle W. Bloomquist(3).................       48,150(10)            *               --           --
Philip E. Beekman(3)....................       40,000(11)(12)        *               --           --
Gerald J. Lewis(3)......................       35,000(11)(12)        *               --           --
Joseph M. Volpe(3)......................       15,000(11)(13)        *               --           --
John M. Kehoe, Jr.(3)...................          100(14)            *               --           --
All Directors and executive officers
  As a group (7 persons)................    9,970,921(15)         47.6%       3,958,421          100%

---------------

  * Less than 1%

 (1) The percentage ownership of Common Stock has been calculated assuming the conversion of all outstanding shares of Class B Common Stock. Percentage figures are based on 20,816,238 shares, which represents the total number of shares of Common Stock and Class B Common Stock outstanding as of April 3, 2000. As of such date, there were 16,857,817 shares of Common Stock and 3,958,421 shares of Class B Common Stock outstanding.

 (2) Holders of Class B Common Stock may convert each share of Class B Common Stock at any time and from time to time into one fully-paid and nonassessable share of Common Stock.

 (3) The address for all Directors and executive officers is c/o The General Chemical Group Inc., Liberty Lane, Hampton, New Hampshire 03842.

 (4) Includes 1,167,019 shares of Common Stock and 2,088,631 shares of Class B Common Stock held directly by Mr. Montrone; 30,000 shares of Common Stock held directly by Sandra G. Montrone, the wife of Mr. Montrone; 3,000 shares of Common Stock held by a family trust; 1,238,987 shares of Common Stock and 829,140 shares of Class B Common Stock held by a grantor retained annuity trust formed in 1996 (the "1996 GRAT"); 1,201,687 shares of Common Stock and 811,283 shares of Class B Common Stock held by a grantor retained annuity trust formed in December 1998 (the "December 1998 GRAT"); 1,212,307 shares of Common Stock and 229,367 shares of Class B Common Stock and held by a grantor retained annuity trust formed in March 1999 (the "1999 GRAT"); and 1,000,000 shares of Common Stock held by Sewall Associates Family, L.P., a limited partnership under which Mr. And Mrs. Montrone are general partners and Mr. Montrone and a grantor-retained annuity trust formed in January 2000 (the "2000 GRAT") are the limited partners. Sandra G. Montrone, the wife of Mr. Montrone, and Paul M. Meister are the co-trustees of the 1996 GRAT and Mrs. Montrone is the sole trustee with investment and voting discretion of the December 1998 GRAT. By virtue of her position as trustee, Mrs. Montrone may be deemed the beneficial owner of all shares held by the 1996 GRAT. Mr. and Mrs. Montrone are co-trustees of the 1998 GRAT and the 1999 GRAT, and by virtue of their position as co-trustees, each of Mr. and Mrs. Montrone may be deemed the beneficial owners of all shares held by the December 1998 GRAT and the 1999 GRAT. The address for Mr. and Mrs. Montrone and each of the GRATs is c/o The General Chemical Group Inc., Liberty Lane, Hampton, NH 03842.

     Does not include 100,000 shares of Common Stock held by a charitable foundation, of which Mr. Montrone is a Director and Mrs. Montrone is a Director and officer. By virtue of their positions with the charitable foundation, Mr. and Mrs. Montrone may be deemed to be beneficial owners of the shares of Common Stock held by the charitable foundation. Mr. and Ms. Montrone disclaim any beneficial ownership of the 100,000 shares of Common Stock held by the charitable foundation.

     The shares of Class B Common Stock beneficially owned by Mr. Montrone represent 89.9% of the combined voting power of the outstanding shares of the voting stock.

     Pursuant to a registration rights agreement with General Chemical Group, Mr. Montrone and his family trusts may request, at any time prior to April 2004, the registration of their shares of Common Stock (including shares of Common Stock received upon the conversion of any Class B Common Stock) for sale under the Securities Act of 1933. The Company is required to accept up to three such requests for registration and, in addition, to include the shares of Mr. Montrone and his family trusts in a proposed registration of shares of Common Stock under the Securities Act in connection with the sale of shares of Common Stock by the Company or any other stockholder of the Company. The Company will be responsible for the expenses of any registration of shares of Mr. Montrone and his family trusts effected under the registration rights agreement, other than brokerage and underwriting commissions and taxes relating to the sale of the shares.

 (5) Includes 10,000 shares of Common Stock owned by Mr. Meister directly; an aggregate of 11,250 restricted units granted pursuant to the Company's Restricted Unit Plan (as defined below). Also includes 829,140 shares of Class B Common Stock and 1,238,987 shares of Common Stock held by the 1996 GRAT. By virtue of his status as co-trustee of the 1996 GRAT, Mr. Meister may be deemed to beneficially own the shares held by the 1996 GRAT. Mr. Meister expressly disclaims beneficial ownership of such shares.

 (6) The address of J.P. Morgan & Co. Incorporated ("J.P. Morgan") is 60 Wall Street, New York, NY 10260.

 (7) The information presented herein is based solely upon a Schedule 13G/A filing made with the Securities and Exchange Commission (the "SEC") by J.P. Morgan on February 10, 2000. According to such filing, J.P. Morgan possesses sole voting power over 1,201,050 of the above shares and sole dispositive power over 1,500,450 shares. The percentage ownership of Common Stock has been calculated assuming the conversion of all outstanding shares of Class B Common Stock into Common Stock. Prior to such conversion, the percentage ownership of Common Stock for J.P. Morgan would be 8.9%.

 (8) The address of Thomson Horstmann & Bryant ("Horstmann") is Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663.

 (9) The information presented herein is based solely upon a Schedule 13G/A filing made with the SEC by Horstmann on January 12, 2000. According to the
     Schedule 13G filing, Horstmann possesses sole voting power over 582,700 of the above shares, shared voting power over 21,400 of the above shares and sole dispositive power over 964,050 shares. The percentage ownership of Common Stock has been calculated assuming the conversion of all outstanding shares of Class B Common Stock into Common Stock. Prior to such conversion, the percentage ownership of Common Stock for Horstmann would be 5.7%.

(10) Includes 500 Shares of Common Stock held by Mr. Bloomquist directly, an aggregate of 32,650 restricted units granted pursuant to the Company's Restricted Unit Plan and options to purchase 15,000 shares of Common Stock.

(11) Includes 5,000 restricted units granted pursuant to the Company's Restricted Unit Plan for Non-Employee Directors. Pursuant to this plan, twenty-five percent of the restricted units and related Dividend Equivalents (as defined in the plan) vest for each year of service as a Non-Employee Director. Except as otherwise provided in the plan, vested restricted units are payable when the grantee ceases to be a Director of the Company.

(12) Includes options to purchase 30,000 shares of Common Stock, which options vested on the dates of grant.

(13) Includes options to purchase 10,000 shares of Common Stock, which options vested on the date of grant.

(14) Shares held directly by Mr. Kehoe.

(15) Includes 1,182,619 shares of Common Stock held directly and 4,685,981 shares of Common Stock held indirectly. Also includes 43,900 restricted units granted pursuant to the Company's Restricted Unit Plan which have become vested, 15,000 restricted units granted pursuant to the Company's Restricted Unit Plan for Non-Employee Directors, which vest according to the schedule described in footnote 11 above, and options to purchase 85,000 shares of Common Stock.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Board of Directors of General Chemical Group (the "Board") consists of Paul M. Montrone (Chairman), Paul M. Meister (Vice Chairman), Philip E. Beekman, John M. Kehoe, Jr., Gerald J. Lewis and Joseph M. Volpe. Messrs. Montrone, Meister, Beekman and Lewis have been directors of the Company since 1996. Messrs. Kehoe and Volpe were elected Directors of the Company in April 1999. On April 30, 1999, the Company separated its manufacturing and performance products businesses through a spinoff (the "Spinoff") of its wholly-owned subsidiary, GenTek Inc. ("GenTek"), by distributing on a pro rata basis the Common Stock of GenTek to the holders of record of the Common Stock of the Company as of April 16, 1999. At that time, certain directors of the Company were appointed as directors of GenTek and resigned as directors of the Company, with Messrs. Montrone, Meister, Beekman and Lewis continuing as Directors of the Company and Messrs. Kehoe and Volpe being elected as new directors.

     Upon recommendation of the Nominating Committee (as defined below), the Board has nominated for election as directors at the Annual Meeting Messrs. Paul
M. Montrone, Paul M. Meister, Philip E. Beekman, John M. Kehoe, Jr., Gerald J. Lewis and Joseph M. Volpe, each of whom is currently a director whose term expires at the Annual Meeting. If elected, the nominees will serve for a one-year term expiring in 2001. Management does not contemplate that the nominees will be unable to serve, but in that event, proxies solicited hereby will be voted for the election of such other person as may be recommended by the Board in place of such nominee.

     The affirmative vote of a plurality of the votes cast is required to elect the directors. Abstentions from voting on this proposal (including broker non-votes) will have no effect on the outcome of the vote. Mr. Montrone and the Montrone family trusts and entities, as described in note 4 to the table under "Security Ownership of Certain Beneficial Owners and Management", have indicated that they intend to vote for the nominees for election as directors. It is expected, therefore, that the nominees for director will be elected regardless of the vote by other stockholders.

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

     Information about the nominees for election as directors, including biographical and employment information, is set forth below.

NOMINEES FOR ELECTION AS DIRECTORS (ALL FOR A TERM EXPIRING IN 2001)

     Paul M. Montrone, 58, Chairman of the Board, has been a Director of the Company since 1988 and was President of the Company from 1987 to 1994. Mr. Montrone has been Chairman of the Board of Fisher Scientific International Inc. ("Fisher") since March 1998, Chief Executive Officer and a Director of Fisher since prior to 1995, and President of Fisher from prior to 1995 until 1998. Mr. Montrone is also a Director of Waste Management, Inc. and is Chairman of the Board of GenTek.

     Paul M. Meister, 47, has been Vice Chairman of the Board since 1998 and has been a Director of the Company since 1996. Mr. Meister has been Vice Chairman of the Board and Executive Vice President of Fisher since March 1998, Chief Financial Officer of Fisher since prior to 1995 and Senior Vice President of Fisher from prior to 1995 to 1998. Mr. Meister is also a Director of Mineral Technologies Inc. and M&F Worldwide Corp. Mr. Meister is Vice Chairman of the Board of GenTek.

     Philip E. Beekman, 68, has been a Director of the Company since 1996. Mr. Beekman has been President of Owl Hollow Enterprises (consulting and investment) since prior to 1995, and was Chairman of the Board and Chief Executive Officer of Hook-SupeRx, Inc. (retail) from prior to 1994 to 1994. Mr. Beekman is also a Director of Linens 'n Things Inc. (retail), Kendle International Inc. (research and development services for biotechnology and pharmaceutical companies) and Sunbeam Corporation (home appliances).

     John M. Kehoe, Jr., 66, has been a director, President and Chief Executive Officer of the Company since April 1999. Mr. Kehoe has served as President and Chief Executive Officer of Wheelabrator Technologies Inc. (energy and environmental services) since prior to 1995.

     Gerald J. Lewis, 66, has been a Director of the Company since 1996. Judge Lewis has been Chairman of Lawsuit Resolution Services since 1997, and was of counsel to the law firm of Latham & Watkins from prior to 1995 to 1997. Judge Lewis is also a director of Invesco Mutual Funds.

     Joseph M. Volpe, 59, has been a Director of the Company since April 1999. Mr. Volpe has been General Manager of the Metropolitan Opera since prior to 1995.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Section 16 reporting persons"), to file with the SEC and the New York Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of such equity securities of the Company. Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, during the fiscal year ended December 31, 1999, the
Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them, except that Mr. Kehoe filed a Form 5 with the SEC 16 days late.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board met four (4) times during 1999. Each of the members of the Board attended at least 75% of the meetings of the Board and on the Board Committees on which he served. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. During 1999, the Audit Committee met twice and the Compensation Committee and the Nominating Committee each met once.

     Audit Committee. The Audit Committee of the Board consists of Messrs. Beekman, Lewis and Volpe, with Judge Lewis serving as Chairman. Each member of the Audit Committee is "independent" within the meaning of the New York Stock Exchange rules pertaining to such matters and, as a result, no member has any relationship with the Company that may interfere with the exercise of his independence from the Company and the Company's management. The Audit Committee met twice during 1999.

     On March 8, 2000, the Board adopted a new charter for the Audit Committee (the "Charter"). The Charter contains the Committee's mandate, membership requirements, and duties and obligations. A copy of the Charter is attached to this Proxy Statement as Annex I. The Committee will annually review the Charter to determine its adequacy and, if appropriate, recommend revisions to the Board. Under the Charter, the Audit Committee is responsible for, among other tasks, recommending the firm to be appointed as independent accountants to audit the Company's financial statements and to perform services related to the audit; reviewing the scope and the results of the audit with the independent accountants; reviewing with management and the independent accountants the Company's year-end operating results; considering the adequacy of the internal accounting and control procedures of the Company; reviewing the non-audit services to be performed by the independent accountants, if any; and considering the effect of such performance on the accountants' independence.

     Compensation Committee. The Compensation Committee of the Board consists of Messrs. Beekman, Meister and Volpe, with Mr. Beekman serving as Chairman. It is responsible for reviewing and recommending compensation arrangements for directors and officers; approving such arrangements for other senior level employees; administering certain benefit and compensation plans of the Company and its subsidiaries; monitoring the activities of an internal committee of members of management established to carry out policies and guidelines with respect to such plans; and performing such other tasks related to and in furtherance of the foregoing as it may consider necessary or appropriate or as may be assigned to it by the Board from time to time.

     Nominating Committee. The Nominating Committee of the Board consists of all members of the Board, with Mr. Montrone serving as Chairman. It is responsible for nominating persons for election to the Board. The Nominating Committee will consider nominees properly recommended by stockholders. The Bylaws of the Company prescribe an advance notice procedure with regard to the nomination, other than by or at the direction of the Board or a committee thereof, of candidates for election as directors (the "Nomination Procedure").

     The Nomination Procedure requires that a stockholder give prior written notice, in proper form, of a planned nomination to the Secretary of the Company. The requirements as to the form and timing of that notice are specified in the Bylaws. The Company's Bylaws provide that any stockholder of record wishing to nominate candidates for election as directors must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Bylaws, to the Company at its principal executive office, not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"), provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed and received by, the Company at its principal executive office not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such annual meeting is first made by the Company. If the inspectors of election determine that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director. Stockholder recommendations may be sent to the Nominating Committee, c/o Secretary, The General Chemical Group Inc., Liberty Lane, Hampton, New Hampshire 03842.

                           REPORT OF AUDIT COMMITTEE

     In the past year, the Audit Committee has, among other activities, (i) reviewed and discussed with management the Company's audited annual financial statements for the fiscal year ended December 31, 1999, (ii) discussed with Deloitte & Touche, the Company's independent auditors, the matters required to be discussed by the American Institute of Certified Public Accountants Auditing Standards Board Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), and (iii) assured the objectivity of Deloitte & Touche LLP, by having the discussions and receiving the letter and other written disclosures required by the International Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"). On the basis of its review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended December 31, 1999 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

                                          The Audit Committee
                                          Of the Board of Directors

                                          Gerald J. Lewis, Chairman
                                          Philip E. Beekman
                                          Joseph M. Volpe

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

     The Non-Employee Directors of General Chemical Group are entitled to receive cash compensation and compensation pursuant to the plans described below.

     Cash Compensation. Non-Employee Directors of the Company (other than Messrs. Montrone and Meister) receive compensation of $40,000 per year, with no additional fees for attendance at Board or committee meetings. Pursuant to the Deferred Compensation Plan for Non-Employee Directors of The General Chemical Group Inc., any Director entitled to compensation may elect, generally prior to the commencement of any calendar year, to have all or any portion of the Director's compensation for such calendar year and for succeeding calendar years credited to a deferred compensation account. Amounts credited to the Director's account will accrue interest based upon the average quoted rate for ten-year U.S. Treasury Notes. Deferred amounts will be paid in a lump sum or in installments at the Director's discretion commencing on the first business day of the calendar year following the year in which the Director ceases to serve on the Company's Board or of a later calendar year specified by such Director.

     Retirement Plan for Non-Employee Directors. Pursuant to the Retirement Plan for Non-Employee Directors of The General Chemical Group Inc., any Non-Employee Director who retires from the Board with at least five years of service as a director (other than Messrs. Montrone and Meister) is eligible for an annual retirement benefit for the remainder of such director's lifetime. The annual retirement benefit for a Director who retires with five years of service is equal to 50% of the Director fee in effect at the date of the Director's retirement and for Directors with more than five years of service the annual retirement benefit is increased by 10% of the Director fee in effect at the date of such Director's retirement for each additional year of service, up to 100 percent of such fee for 10 or more years of service as a Director or for Directors who retire after age 70 regardless of length of service.

     Restricted Unit Plan for Non-Employee Directors. Pursuant to the Restricted Unit Plan for Non-Employee Directors of The General Chemical Group Inc., each Non-Employee Director of the Company (other than Messrs. Montrone and Meister), upon becoming a Director of the Company, receives a one-time grant of 5,000 restricted units under the Restricted Unit Plan for Non-Employee Directors evidencing a right to receive shares of Common Stock, subject to certain restrictions. The Company will maintain a memorandum account for each Director who received the grant of restricted units and credit to such account the amount of any cash dividends and shares of stock of any subsidiary distributed on the shares of Common Stock ("Dividend Equivalents") underlying such Director's restricted units from the date of grant until the payment date described below. No shares of Common Stock will be issued at the time restricted units are granted, and the Company will not be required to set aside a fund for any such grant or for amounts credited to the memorandum account. Pursuant to the terms of the Plan neither the restricted units nor the memorandum account may be sold, assigned, pledged or otherwise disposed of. Twenty-five percent of the restricted units and the related Dividend Equivalents will vest for each year of service as a Director of the Company. Vested restricted units and the related Dividend Equivalents will not be payable until the Director ceases to be a member of the Company's Board. At that time, the Director will receive one share of Common Stock for each vested restricted unit, provided that a Director may elect, prior to the date on which restricted units vest, to have payment deferred to a later date. Any restricted units and related Dividend Equivalents that have not vested at the time the Director ceases to be a Director of the Company will be cancelled unless service has terminated because of death or disability, in which event all such restricted units and related Dividend Equivalents will vest immediately. When payment of restricted units is made, eligible Non-Employee Directors will also receive cash and securities equal to the related Dividend Equivalents, together with interest on the cash based upon the average quoted rate for ten-year U.S. Treasury Notes. In the event of a stock dividend, stock split, recapitalization, merger, liquidation or similar event, the Board, in its sole discretion, may make equitable adjustments in outstanding awards and the number of shares of Common Stock reserved for issuance under the plan.

     Stock Options. On June 8, 1999, the Board approved grants of 10,000 options to each Non-employee Director (other than Messrs. Montrone and Meister). The options have a ten year term and an exercise price of $3.9375 per share, the fair market value of the Common Stock on the date of grant. The above options are exercisable in full at the date of grant pursuant to the terms of the 1996 Stock Option and Incentive Plan. The options generally must be exercised, if at all, not later than 90 days following the termination of grantee's service as a director of the Company, or in the event of the grantee's death, disability or normal retirement, not later than one year following the termination of grantee's service as a director of the Company.

COMPENSATION OF EXECUTIVE OFFICERS AND KEY EMPLOYEES

                         I.  SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation paid to the President and Chief Executive Officer and each of the Company's two other executive officers or key employees (the "Named Executives") for services in all capacities to General Chemical Group and its subsidiaries during or with respect to 1997, 1998 and 1999. The Company did not have any other executive officers or key employees.

                                                                                        LONG TERM
                                                                                      COMPENSATION
                                                                  ANNUAL         -----------------------
                                                               COMPENSATION              AWARDS
                                                             -----------------   -----------------------
                                                                                 RESTRICTED   SECURITIES
                 NAME AND PRINCIPAL                                                STOCK      UNDERLYING      ALL OTHER
                      POSITION                        YEAR   SALARY$   BONUS$      AWARDS     OPTIONS(#)   COMPENSATION$(1)
                 ------------------                   ----   -------   -------   ----------   ----------   ----------------
John M. Kehoe, Jr.(2)...............................  1999   142,300   187,000         0             0               0
  President and Chief Executive Officer
DeLyle W. Bloomquist................................  1999   225,000   150,000         0        10,000          23,000
  Vice President and                                  1998   200,000    50,000         0             0          13,000
  Chief Operating Officer                             1997   180,000   150,000         0        10,000          20,000
Stewart A. Fisher(3)................................  1999   185,000   125,000         0             0          19,000
  Vice President,                                     1998   144,600   100,000     2,000         5,000           6,000
  Chief Financial Officer                             1997   126,600    65,000         0             0           6,000

---------------

(1) Amounts listed in this column reflect the Company's contributions to the Company's Savings and Profit Sharing Plan and Supplemental Savings Plan.

(2) Mr. Kehoe joined the Company in April 1999.

(3) Mr. Fisher resigned as an officer and employee of the Company effective March 30, 2000.

                     II.  OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the stock options granted during 1999 to the Named Executives.

                                                 PERCENT OF
                                  NUMBER OF        TOTAL
                                  SECURITIES      OPTIONS
                                  UNDERLYING     GRANTED TO     EXERCISE                   GRANT DATE
                                   OPTIONS      EMPLOYEES IN     PRICE      EXPIRATION    PRESENT VALUE
              NAME                 GRANTED      FISCAL YEAR      ($/SH)        DATE          ($)(1)
              ----                ----------    ------------    --------    ----------    -------------
DeLyle W. Bloomquist............    10,000(2)       3.13%         3.23      04/07/2009        23,000

---------------

(1) The estimated grant date present value reflected in this column is determined using the Black-Scholes model. The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the value of the options reflected above include (i) a stock price as indicated in the table above, equal to the fair market value of the underlying stock on the date of grant; (ii) options are exercised at the end of a five year period;
    (iii) interest rates representing the interest rate on U.S. Treasury Securities with maturity dates of five years as of the date of grant; and
    (iv) volatility of approximately 90%. The ultimate value of the options will depend on the future market price of the Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Common Stock on the date the option is exercised over the exercise price.

(2) Vesting Options granted pursuant to The General Chemical Group Inc. 1996 Stock Option and Incentive Plan (the "1996 Plan"). Options become exercisable in installments of 30%, 30% and 40%, on the first three anniversaries of the date of grant, respectively.

             III.  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table includes information for each Named Executive Officer with regard to the aggregate number of stock options held on December 31, 1999. No stock options were exercised by Named Executive Officers in 1999.

                                                              NUMBER OF SECURITIES
                                                                   UNDERLYING               VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT             IN-THE-MONEY
                                 SHARES                            12/31/99(#)            OPTIONS AT 12/31/99($)(1)
                               ACQUIRED ON      VALUE      ---------------------------   ---------------------------
                                EXERCISE     REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                               -----------   -----------   -----------   -------------   -----------   -------------
John M. Kehoe, Jr............      --            --               0              0              0              0
DeLyle W. Bloomquist.........      --            --          15,000         35,000              0              0
Stewart A. Fisher............      --            --          10,000          5,000              0              0

---------------

(1) Excess of the value of the underlying securities at December 31, 1999 of $2.313 over the exercise price.

PENSION PLANS

     The General Chemical Corporation Salaried Employee's Pension Plan (the "Pension Plan") is a defined benefit plan that generally benefits full-time, salaried employees. A participating employee's annual retirement benefit is determined by the employee's credited service under the Pension Plan and average annual earnings during the five years of the final ten years of service credited under the Pension Plan for which such employees' earnings were highest. Annual earnings include principally salary, overtime and short-term incentive compensation. The Pension Plan provides that a participating employee's right to receive benefits under the Pension Plan becomes fully vested after five years of service. Under the Pension Plan, benefits are adjusted by a portion of the social security benefits received by participants. Under this formula, the average recognized compensation under the Pension Plan for each of the named executives as of December 31, 1999 was: Mr. Kehoe, $374,000; Mr. Bloomquist, $243,000; and Mr. Fisher, $191,000.

     In addition, the Named Executive Officers participate in an unfunded nonqualified excess benefit plan which pays benefits which would otherwise accrue in accordance with the provisions of the Pension Plan, but which are not payable under the Pension Plan by reason of certain benefit limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code").

     The table below indicates the estimated maximum annual retirement benefit a hypothetical participant would be entitled to receive under the Pension Plan and the excess benefit plan (without regard to benefit limitations imposed by the Code) before any deduction for social security benefits if the retirement occurred December 31,

1999, at the age of 65, after the indicated number of years of credited service and if average annual earnings equaled the amounts indicated.

  AVERAGE                      YEARS OF CREDITED SERVICE (2)
  ANNUAL      ---------------------------------------------------------------
EARNINGS(1)   10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS
-----------   --------   --------   --------   --------   --------   --------
$  200,000    $ 40,000   $ 60,000   $ 80,000   $100,000   $100,000   $105,000
   250,000      50,000     75,000    100,000    125,000    125,000    131,250
   300,000      60,000     90,000    120,000    150,000    150,000    157,500
   400,000      80,000    120,000    160,000    200,000    200,000    210,000
   500,000     100,000    150,000    200,000    250,000    250,000    262,500
   600,000     120,000    180,000    240,000    300,000    300,000    315,000
   700,000     140,000    210,000    280,000    350,000    350,000    367,500
   800,000     160,000    240,000    320,000    400,000    400,000    420,000
   900,000     180,000    270,000    360,000    450,000    450,000    472,500
 1,000,000     200,000    300,000    400,000    500,000    500,000    525,000

---------------

(1) Compensation qualifying as annual earnings under the Pension Plan approximate the amounts set forth as Salary and Bonus in the Summary Compensation table for the individuals listed on such table.

(2) The number of years of credited service under the Pension Plan for Messrs. Kehoe, Bloomquist and Fisher is approximately 1, 11, and 8, respectively.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Company's compensation program is administered by the Compensation Committee of the Board (the "Committee") which has responsibility for reviewing all aspects of compensation paid by the Company to its executive officers. The Committee's primary objectives with respect to executive compensation are to attract and retain the best possible executive talent, incentivize these executives to achieve General Chemical Group's business objectives, and strengthen the link between management and shareholder interests. To achieve these objectives, the Committee expects to retain those compensation plans that tie a substantial portion of an executive's overall compensation to General Chemical Group's performance.

     The principal elements of General Chemical Group's executive compensation program consist of base salaries and incentive variable compensation in the form of annual bonus, stock options and other long-term compensation awards. The policies of the Compensation Committee with respect to the base salary and incentive compensation awarded to the Company's senior executives, including Mr. Kehoe, the Company's President and Chief Executive Officer, are discussed below.

     Base Salaries. The initial base salaries for executive officers are determined by the Compensation Committee based on its evaluation of the responsibilities of the position held by the executive, as well as the executive's business experience, past performance and anticipated contributions to the Company's future success.

     Salary adjustments are based on a periodic evaluation of the performance of the Company and of each executive officer. The Compensation Committee will take into consideration in the case of each executive officer the scope of his or her responsibilities, time commitments, financial results, product quality improvements, regulatory compliance, new business development and any other applicable factors. Mr. Kehoe's salary was not increased in 1999.

     Annual Incentive Compensation. Pursuant to the terms of General Chemical Group's Performance Plan, annual cash incentive awards are payable to the extent that annual Company and individual business performance objectives specified by the Committee are attained. Company and individual performance objectives may be based on Company-wide or operating unit performance in the following areas: earnings per share, revenues, operating cash flow, operating earnings, working capital to sales ratio and return on capital; the level of individual contribution to the success of the Company; and compensation opportunities under other General Chemical Group incentive plans. Based on the performance of the Company in 1999, Mr. Kehoe was awarded a bonus of $187,000 for 1999.

     Long-Term Incentive Compensation. The Committee expects to endeavor to foster an ownership culture that encourages superior performance by General Chemical Group's executive officers and employees through the use of stock-based compensation plans designed to increase stock ownership throughout the Company. To that end, in 1999 pursuant to The General Chemical Group Inc. 1996 Stock Option and Incentive Plan, the Board of Directors has awarded 320,000 options to purchase shares having an exercise price range of $2.37 to $3.969. The Committee in its discretion will determine subsequent awards.

     Compliance with Section 162(m). The Compensation Committee believes that, unless circumstances warrant an exception, General Chemical Group should only pay compensation to its executive officers in excess of $1 million if such excess amount is performance-based compensation exempt from the limit on deductibility of such compensation under Section 162(m) of the Code.

                                   The Compensation Committee
                                   of the Board of Director

                                   Philip E. Beekman, Chairman
                                   Gerald J. Lewis
                                   Joseph Volpe

                             PERFORMANCE COMPARISON

     The following graph illustrates the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 on May 31, 1996 (the date of the Company's initial public offering of Common Stock) in each of (i) The General Chemical Group Inc. Common Stock, (ii) the Standard & Poor's 500 Index, (iii) the Standard & Poor's Chemical Composite Index, and (iv) the Standard & Poor's Small Cap Chemicals Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
              AMONG THE GENERAL CHEMICAL GROUP INC. COMMON STOCK,
             THE STANDARD & POOR'S 500 INDEX, THE STANDARD & POOR'S
  CHEMICAL COMPOSITE INDEX AND THE STANDARD & POOR'S SMALL CAP CHEMICALS INDEX
                                    [GRAPH]

                                                                                         S&P CHEMICALS          S&P SMALL CAP
                                           GEN CHEM (GCG)      S&P 500 COMP. INDEX      COMPOSITE INDEX        CHEMICALS INDEX
                                           --------------      -------------------      ---------------        ---------------
5/31/96                                        100.00                 100.00                 100.00                 100.00
12/31/96                                       125.70                 112.10                 116.11                 110.83
12/31/97                                       146.62                 149.49                 141.09                 115.18
12/31/98                                        79.15                 192.21                 125.83                  96.22
12/31/99                                        57.16                 232.97                 142.29                  96.71

                     ASSUMES $100 INVESTED ON MAY 31, 1996
                          ASSUMES DIVIDENDS REINVESTED

                                                       5/31/96    12/31/96    12/31/97    12/31/98    12/31/99
                                                       -------    --------    --------    --------    --------
GenChem (GCG)........................................  100.00      125.70      146.62       79.15       57.16
S&P 500 Comp. Index..................................  100.00      112.10      149.49      192.21      232.97
S&P Chemicals Composite Index........................  100.00      116.11      141.09      125.83      142.29
S&P Small Cap Chemicals Index........................  100.00      110.83      115.18       96.22       96.71

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     The Company is party to a management agreement with Latona Associates Inc. ("Latona Associates"). Latona Associates is a management advisory company that, since 1995, has provided the Company with strategic management, business and financial advisory services, including guidance and advice relating to financings, security offerings, recapitalization, restrictions, acquisitions and tax and employee benefit matters. Paul M. Montrone, the controlling stockholder and Chairman of the Board of the Company, also controls Latona Associates. In addition, Paul M. Meister, a member of the Company Board, is a Managing Director of Latona Associates.

     In connection with the spin-off in April 1999 of the Company's former subsidiary, GenTek, Latona Associates agreed to provide its services separately to the Company and to GenTek and to split its current fee between the two companies. The fees the Company currently pays to Latona is $1.5 million annually, payable quarterly in advance, adjusted annually after 1999 for increases in the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index. In addition, if the Company requests that Latona provide advisory services in connection with any acquisition, business combination or other strategic transaction, the Company will pay Latona Associates additional fees, comparable to those received by investment banking firms for such services (subject to the approval of a majority of the independent directors).

     The Company's agreement with Latona Associates will extend through 2004. The agreement may be terminated by the Company or Latona Associates if the other party ceases, or threatens to cease, to carry on its business, or commits a material breach of the agreement which is not remedied within 30 days of notice of such breach. The Company may terminate the agreement if Mr. Montrone ceases to hold, directly or indirectly, shares of the Company's capital stock constituting at least 20% of the aggregate voting power of the Company's capital stock.

     While there can be no assurance that the amount of fees paid by the Company to Latona Associates do not exceed the amount that the Company would have to pay to obtain from unaffiliated third parties the services provided by Latona Associates, the Company believes that the employees of Latona Associates have extensive knowledge concerning its business which would be impractical for a third party to obtain. As a result, the Company has not compared the fee payable to Latona Associates with fees that might be charged by third parties for similar services.

     Proposals regarding amendments to, waivers of, extensions of or other changes in the terms of the agreement with Latona Associates, as well as any transactions perceived to involve potential conflicts of interest, will be dealt with on a case-by-case basis, taking into account relevant factors including the requirements of the New York Stock Exchange and prevailing corporate practices.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee of the Board, the Board has appointed Deloitte & Touche LLP as the Company's independent auditors for the 2000 fiscal year and hereby requests that the stockholders ratify such appointment.

     THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

     Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and to respond to appropriate questions from stockholders.

            APPROVAL AND ADOPTION OF THE GENERAL CHEMICAL GROUP INC.
                         2000 LONG-TERM INCENTIVE PLAN

     The Board of Directors has adopted, and is seeking approval of, The General Chemical Group Inc. 2000 Long-Term Incentive Plan (the "LTIP"). A copy of the LTIP is attached to this proxy statement as Annex II.

     The approval and adoption of the LTIP Plan is part of the Company's efforts to attract and retain officers, directors, key employees and consultants of the Company, to provide an incentive for them to achieve long-range performance goals, to enable them to participate in the long-term growth of the Company and to increase the alignment of interests among the Company's executives and stockholders.

     Approval of the LTIP requires the affirmative vote of the majority of all votes of the Voting Stock present in person or represented by proxy at the Annual Meeting of Shareholders. Abstention from voting on the proposal (including broker non-votes) will have the same effect as voting against the proposal. Paul M. Montrone and the Montrone family trusts and entities, as described in note 4 to the table under the heading "Security Ownership of Certain Beneficial Owners and Management", have indicated that they intend to vote in favor of the amendment to the LTIP. It is expected, therefore, that the amendment will be approved regardless of the vote by other stockholders.

     Set forth below is a summary of the principal provisions of the LTIP, a copy of which is included in this proxy statement.

     The LTIP provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options; (2) stock appreciation rights ("SARs"); (3) restricted stock and restricted units; (4) performance shares and performance units; (5) stock awards; (6) deferred stock units; and (7) dividend equivalence and interest rights (each, an "Award").

     LTIP awards may be granted to key employees (including executive officers), directors (both employee and non-employee directors) and consultants of the Company, its subsidiaries and affiliates. The number of individuals eligible to participate in the LTIP, is, at present, approximately 133, but will vary from year to year. Initially, 2,000,000 shares of Common Stock will be authorized for issuance under the LTIP.

     If shares subject to an option under the LTIP cease to be subject to such option, or if shares awarded under the LTIP are forfeited or if an award otherwise terminates without a payment being made to the participant in the form of the Company's Common Stock, such shares will again be available for future award under the LTIP. In the event of certain changes in the Company's capital structure affecting the Company's Common Stock, the Compensation Committee of the Board may make appropriate adjustments in the number of shares that may be awarded and in the number of shares covered by options and other awards then outstanding under the LTIP, and, where applicable, the exercise price of outstanding awards under the LTIP. The LTIP will be administered by the Compensation Committee.

STOCK OPTIONS

     The Compensation Committee may grant options to purchase shares of the Company's Common Stock that are either "qualified", which includes those awards that satisfy the requirements of Section 422 of the Code for incentive stock options, or "nonqualified", which includes those awards that are not intended to satisfy the requirements of Section 422 of the Code. Under the terms of the LTIP, the exercise price of the options will, unless the Compensation Committee determines otherwise, be less than (1) in the case of incentive stock options, 100% of the fair market value of the Common Stock of the Company at the time such options are granted; or (2) in the case of non-qualified stock options, 50% of the fair market value of the Common Stock of the Company at the time such options are granted. The exercise price of the option is payable in cash or its equivalent or, as permitted by the Compensation Committee, by exchanging shares of the Company's Common Stock owned by the participant, or by a combination of the foregoing.

     The options will generally have a term of ten years, unless the Compensation Committee specifies a shorter term, and will become exercisable at such times as the Compensation Committee shall specify in the applicable option agreement. If an option holder ceases employment with the Company as a result of the holder's death or disability, the holder (or his or her beneficiary or legal representative) may exercise any option then exercisable, for a period of one year (or such greater or lesser period as determined by the Compensation Committee at or after grant), but in no event after the date the option otherwise expires. All options that are not exercisable as of the date of an option holder's termination of employment, board service or other business relationship with the Company due to the death or disability of the option holder will, unless otherwise determined by the

Compensation Committee, immediately terminate. If an option holder's employment, board service or other business relationship with the Company is terminated for cause, all of his or her options will immediately terminate, regardless of whether then exercisable (unless determined otherwise by the Compensation Committee). If the option holder's employment, board service or other business relationship with the Company ceases for reasons other than the death or disability of the option holder, or for cause, the option holder may exercise any option then exercisable, for such period of time as the Compensation Committee shall determine, but in no event after the date the option otherwise expires. The Compensation Committee may provide that a participant who delivers shares of the Company's Common Stock to exercise an option when the market value of the Company's Common Stock exceeds the exercise price of the option will be automatically granted new options for the number of shares delivered to exercise the option ("reload options"). Reload options will be subject to the same terms and conditions as the related option except that the exercise price will be the fair market value on the date the reload option is granted and such reload option will not be exercisable for six months. An option holder may, by written notice filed with the Compensation Committee, elect to defer receipt of the Common Stock of the Company that the option holder is entitled to receive pursuant to the exercise of an option.

STOCK APPRECIATION RIGHTS

     The LTIP authorizes the Compensation Committee to grant SARs in tandem with a stock option, in addition to a stock option, or freestanding and unrelated to a stock option. SARs entitle the participant to receive the excess of the fair market value of a stated number of shares of the Company's Common Stock on the date of exercise over the base price of the SAR. The base price may not be less than 50% of the fair market value of the the Company's Common Stock on the date the SAR is granted. The Committee shall determine when an SAR is exercisable, the method of exercise, and whether settlement of the SAR is to be made in cash, shares of the Company's Common Stock or a combination of the foregoing.

RESTRICTED STOCK AND RESTRICTED UNITS

     The LTIP authorizes the Compensation Committee to grant Awards in the form of restricted stock and restricted units. For purposes of the LTIP, restricted stock is an Award of the Company's Common Stock and a restricted unit is a contractual right to receive the Company's Common Stock (or cash based on fair market value of the Company's Common Stock). Such Awards will be subject to such terms and conditions, if any, as the Compensation Committee deems appropriate. Unless otherwise determined by the Compensation Committee, participants will be entitled to receive either currently or at a future date, dividends or other distributions paid with respect to restricted stock and, if and to the extent determined by the Compensation Committee, either will be credited with or receive, currently an amount equal to dividends paid with respect to the corresponding number of shares covered by restricted units. Restricted stock and restricted units become vested and nonforfeitable upon the lapse of the applicable restriction period and/or the attainment of pre-established performance goals during the applicable restriction period, unless the Compensation Committee determines otherwise. If the participant's employment, board service or other business relationship with the Company terminates during the restriction period, or if the applicable performance conditions are not satisfied during the restriction period, the restricted stock can either be repurchased by the Company (at the issue price or a formula price) or be treated as forfeited. Similarly, if a participant's employment, board service or other business relationship with the Company terminates during the restriction period, the restricted units may, at the discretion of the Compensation Committee, be treated as forfeited or as vested and nonforfeitable as to that percentage of the restricted units based upon the days worked as a percentage of total days in the restriction period (or such greater percentage as the Compensation Committee may determine).

UNRESTRICTED STOCK AWARDS

     The Compensation Committee may, in its sole discretion, grant an award of unrestricted Common Stock of the Company to any participant. A participant may also elect to receive all or a portion of the cash compensation (including directors' fees) payable to such participant in the form of unrestricted Common Stock of the Company.

PERFORMANCE SHARES AND PERFORMANCE UNITS

     The LTIP allows for the grant of Awards in the form of performance shares and performance units. For purposes of the LTIP, incentive stock is an Award of the Company's Common Stock and an incentive unit is a contractual right to receive the Company's Common Stock (or cash based on fair market value of the Company's Common Stock). Such awards will be contingent upon the attainment, in whole or in part, of certain performance objectives over a period to be determined by the Compensation Committee. With regard to a particular performance period, the Compensation Committee will have the discretion, subject to the LTIP's terms, to determine the terms and conditions of such Awards, including the performance objectives to be achieved during such period and the determination of whether and to what degree such objectives have been attained. Participants will not be entitled to receive either currently or at a future date, dividends or other distributions paid with respect to performance shares or performance units. Unless the Compensation Committee determines otherwise, any performance shares or performance units will be forfeited on termination of employment.

DEFERRED STOCK UNITS

     An Award of deferred stock confers upon a participant who is a director of the Company the right to receive shares of the Company's Common Stock at the end of a specified deferral period. On such date or dates established by the Compensation Committee and subject to the terms and conditions as determined by the Compensation Committee, a participant who is a director of the Company may be permitted to defer receipt of all or a portion of his or her director fees and receive the equivalent amount in notional shares of the Company's Common Stock ("Phantom Stock") based on the fair market value of the Company's Common Stock on the date of grant. A participant's Phantom Stock will be credited to the participant's stock account under the LTIP. Phantom Stock carry no voting rights until the shares of Common Stock of the Company underlying such Phantom Stock have been issued. A participant will be entitled to dividend equivalents with respect to Phantom Stock credited to the participant's stock account. Phantom Stock and dividend equivalents with respect thereto are fully vested at all times. Amounts credited to a participant's stock account will be distributed upon the termination of such participant's board service to the Company. A participant may elect to receive such distributions in a lump sum or in installments.

DIVIDEND EQUIVALENT AND INTEREST RIGHTS

     Participants may be awarded Dividend Equivalent Rights as a component of another Award under the LTIP or as a freestanding Award. A Dividend Equivalent Right entitles the participant to receive dividends on the shares of Common Stock of the Company underlying an Award. Dividend Equivalent Rights may be paid currently to a participant or be reinvested in additional shares of the Company's Common Stock. Dividend Equivalent Rights that are components of other Awards may be subject to the terms and conditions of such Awards. Any Award under the LTIP that allows for the deferral of cash may provide for "interest rights" (i.e. the payment of interest) in connection with such Awards.

     If there is a "Change of Control", all Awards that are not then vested will become vested and any restrictions or limitations will lapse. For these purposes, a "Change of Control" shall mean the occurrence of any of the following events, subject to certain exceptions: (1) a change in the composition of a majority of the Board of Directors of the Company unless the selection or nomination of each of the new members was approved by a majority of incumbent members of the Board of Directors of the Company; (2) the acquisition by any person or group, with certain exceptions, of the beneficial ownership of securities representing more than 35% of the voting power of the Company's then outstanding voting securities having the right to elect directors; (3) the consummation, after approval by the Company's stockholders, of a merger or other business combination with an entity other than a majority-owned subsidiary of the Company, or the sale of all or substantially all of the Company's assets; or
(4) the purchase by any person or group, with certain exceptions, of 35% or more of the outstanding shares of the Company's common stock pursuant to a tender or exchange offer.

     Notwithstanding the foregoing, a change in control will not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

     The Board or the Compensation Committee may amend, suspend or terminate the LTIP.

                SUBMISSION OF PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meetings, consistent with regulations adopted by the SEC and the By-laws of the Company. Proposals to be considered for inclusion in the proxy statement for the 2001 Annual Meeting of Stockholders must be received by the Company at its principal executive offices not later than December 14, 2000. Proposals to be timely submitted for stockholder action at the Company's 2001 Annual Meeting must be received by the Company at its principal executive offices not less than 30 days nor more than 60 days prior to the 2001 Annual Meeting. Proposals should be directed to the attention of the Secretary, The General Chemical Group Inc., Liberty Lane, Hampton, New Hampshire 03842.

                                 ANNUAL REPORT

     The Annual Report to Stockholders of the Company for the year 1999 and this proxy statement are being mailed together to all stockholders of the Company of record on April 3, 2000, the record date for voting at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          TODD M. DUCHENE
                                          Secretary

April 7, 2000

     THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE BY WRITTEN REQUEST FROM THE OFFICE OF THE SECRETARY, THE GENERAL CHEMICAL GROUP INC. LIBERTY LANE, HAMPTON, NH 03842.

     Additional information about the Company can be found at the Company's internet site: http://www.genchem.com.

                                                                         ANNEX I

                        THE GENERAL CHEMICAL GROUP INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the quality and integrity of the Corporation's financial reports; the Corporation's systems of internal controls regarding finance and accounting; and the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

          - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

          - Review and appraise the audit efforts of the Corporation's independent accountants and internal accountants.

          - Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter. While the Committee has the responsibilities and duties set forth in this Charter, it is not the Committee's duty (1) to plan or conduct audits, (2) to determine that the Corporation's financial statements are complete and accurate and in accordance with GAAP, which remains the responsibility of the Corporation's management and independent accountants, or (3) to conduct investigations, resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations or the Corporation's Code of Business Conduct.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors. Subject to the next paragraph, each of the members of the Committee shall be independent directors, free from any relationship that, in the opinion of the Board, may interfere with the exercise of his or her independent judgment as a member of the Committee or independence from management and the Corporation. All members of the Committee shall be financially literate (or must become financially literate within a reasonable period of time after his or her appointment), and at least one member of the Committee shall have accounting or related financial management expertise.

     Notwithstanding the previous paragraph, a person with a business relationship with the Corporation may serve on the Audit Committee if the Board determines in its business judgment that the relationship does not interfere with the person's exercise of independent judgment as a director. In addition, one director who is not a current employee (or an immediate family member of such employee) of the Corporation, but is nonetheless not "independent" for the purposes of the NYSE rules, may be appointed to the Committee, under exceptional and limited circumstances, if the Board of Directors determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders, and the Corporation discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

III. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

  Review Financial Reports

     1. Review and discuss the Corporation's audited financial statements with the Corporation's management.

     2. Review with management and the independent accountants the interim financial statements prior to filing the 10-Q and publicly releasing quarterly earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

  Independent Accountants

     3. Review and recommend to the Board of Directors the engagement of independent accountants, including approval of their fee and the scope and timing of their audit of the Corporation's financial statements.

     4. Review, with the independent accountants, the accountants' report on the Corporation's financial statement.

     5. Evaluate the performance of the independent accountants; where appropriate recommend that the Board of Directors replace the independent accountants and approve any proposed discharge of the independent accountants.

     6. On an annual basis, obtain from the Corporation's independent public accountants written disclosure delineating all relationships between such accountant and the Corporation and its affiliates, including the written disclosure and letter required by ISB Standard No. 1, as it may be modified or supplemented.

     7. From time to time, as appropriate, actively engage the Corporation's independent public accountants in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of such accountants and recommend to the Board of Directors appropriate action in response to the outside auditors' report to satisfy itself of the auditors' independence.

     8. Inform the independent accountant that it is ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders.

     9. Periodically discuss with the independent accountants out of the presence of management the Corporation's internal controls, including their recommendations, if any, for improvements in the Corporation's internal controls and the implementation of such recommendations, the fullness and accuracy of the Corporation's financial statement and certain other matters required to be discussed by SAS 61*, as it may be modified, and information that would be required to be disclosed by GAAS.

  Reviewing and Improving Processes

     10. Review, with the independent accountants, any internal accountants and the Company's management, policies and procedures with respect to internal auditing and financial and accounting controls.

     11. As part of its job to foster open communication, the Committee should meet at least annually with the Corporation's management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed confidentially.

     12. In consultation with the independent accountants, review the integrity and quality of the organization's financial reporting processes, both internal and external, and the independent accountant's perception of the Corporation's financial and accounting personnel.

     13. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied and significant judgments affecting its financial reporting.

---------------

* SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

     14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     16. Consider and recommend to the Board of Directors, if appropriate, major changes to the Corporation's financial reporting, auditing and accounting principles and practices as suggested by the independent accountants or management.

  Other

     17. State in the Audit Committee's Report in the Corporation's Annual Proxy Statement whether, based on the review and discussions referred to in items 1, 6, 7 and 9 above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year.

     18. Review and, if appropriate, recommend updates of this Charter annually.

     19. Perform any other activities consistent with this Charter, the Corporation's By-laws and applicable law, as the Committee or the Board deems necessary or appropriate.

                                                                        ANNEX II

                        THE GENERAL CHEMICAL GROUP INC.

                         2000 LONG-TERM INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
SECTION 1.     GENERAL PURPOSE OF THE PLAN: DEFINITIONS....................      1
SECTION 2.     ADMINISTRATION OF PLAN: COMMITTEE AUTHORITY TO SELECT
               PARTICIPANTS AND DETERMINE AWARDS...........................      3
               (a) Committee...............................................      3
               (b) Powers of Committee.....................................      3
               (c) Delegation by the Committee.............................      4
               (d) Limitations on Certain Awards...........................      4
SECTION 3.     STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION........      4
               (a) Stock Issuable..........................................      4
               (b) Recapitalizations.......................................      4
               (c) Mergers.................................................      4
               (d) Substitute Awards.......................................      5
SECTION 4.     ELIGIBILITY.................................................      5
SECTION 5.     STOCK OPTIONS...............................................      5
               (a) Option Awards; Option Agreement.........................      5
               (b) Reload Options..........................................      7
               (c) Share Deferral..........................................      7
               (d) Form of Settlement......................................      7
SECTION 6.     STOCK APPRECIATION RIGHTS...................................      8
               (a) Nature of Stock Appreciation Rights.....................      8
               (b) Grant and Exercise of Stock Appreciation Rights.........      8
               (c) Terms and Conditions of Stock Appreciation Rights.......      8
SECTION 7.     RESTRICTED STOCK AND RESTRICTED UNITS.......................      8
               (a) Nature of Restricted Stock Awards and Restricted Unit
                   Awards..................................................      8
               (b) Rights as a Stockholder.................................      8
               (c) Restrictions............................................      9
               (d) Settlement of Awards....................................      9
               (e) Waiver, Deferral and Reinvestment of Dividends..........      9
SECTION 8.     STOCK AWARDS................................................      9
               (a) Grant or Sale of Stock..................................      9
               (b) Elections to Receive Stock in Lieu of Compensation......      9
SECTION 9.     DEFERRED COMPENSATION PROGRAM FOR DIRECTORS.................     10
               (a) Deferral Election.......................................     10
               (b) Stock Account...........................................     10
               (c) Distribution from Accounts Upon Termination of Service
                   as a Director...........................................     10
               (d) Distribution from Stock Account Prior to Termination of
                   Service as a Director...................................     10
               (e) Payment of Plan Distributions...........................     11
SECTION 10.    PERFORMANCE SHARES AND PERFORMANCE UNITS....................     11
               (a) Nature of Performance Share Awards......................     11
               (b) Restrictions on Transfer................................     11
               (c) Rights as a Stockholder.................................     11
               (d) Settlement of Awards....................................     11
               (e) Termination.............................................     11
               (f) Acceleration, Waiver, Etc...............................     12
SECTION 11.    DIVIDEND EQUIVALENT AND INTEREST RIGHTS.....................     12
               (a) Dividend Equivalent Rights..............................     12
               (b) Interest Equivalents....................................     12

                                                                               PAGE
                                                                               ----
SECTION 12.    TAX WITHHOLDING.............................................     12
               (a) Payment by Participant..................................     12
               (b) Payment in Stock........................................     12
SECTION 13.    TRANSFER, LEAVE OF ABSENCE, ETC.............................     13
SECTION 14.    AMENDMENTS AND TERMINATION..................................     13
SECTION 15.    STATUS OF PLAN..............................................     13
SECTION 16.    CHANGE OF CONTROL PROVISIONS................................     13
               (a) Status of Awards........................................     13
               (b) Definition..............................................     13
SECTION 17.    NONTRANSFERABILITY OF AWARDS................................     14
SECTION 18.    GENERAL PROVISIONS..........................................     15
               (a) No Distribution; Compliance with Legal Requirements.....     15
               (b) Delivery of Stock Certificates..........................     15
               (c) Other Compensation Arrangements; No Employment Rights,
                   etc.....................................................     15
               (d) Indemnification.........................................     15
               (e) Beneficiary Designation.................................     15
               (f) Serverability of Provisions.............................     15
               (g) No Impact On Benefits...................................     15
               (h) Governing Law...........................................     15
               (i) Effective Date..........................................     15

                        THE GENERAL CHEMICAL GROUP INC.
                         2000 LONG-TERM INCENTIVE PLAN

                                   SECTION 1.

                    GENERAL PURPOSE OF THE PLAN: DEFINITIONS

     The name of the plan is The General Chemical Group Inc. 2000 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Directors and other key persons of The General Chemical Group Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Affiliate" means with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the first Person, including but not limited to a Subsidiary of the first Person, a Person of which the first Person is a Subsidiary, or another Subsidiary of a Person of which the first Person is also a Subsidiary.

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Unit Awards, Stock Awards, Performance Share Awards, Performance Unit Awards and Dividend Equivalent Rights.

     "Board" means the Board of Directors of the Company.

     "Board Service" means services rendered by a Participant in the Participant's capacity as a Director.

     "Cause" as such term relates to the termination of any Participant, means the occurrence of one or more of the following: (i) the Participant is convicted of, pleads guilty or nolo contendere to, or confesses to any felony or act of fraud, misappropriation or embezzlement, (ii) the Participant engages in fraudulent conduct or in other conduct or activities damaging to the property, business or reputation of the Company or any Subsidiary, (iii) any act or omission by the Participant involving malfeasance or negligence in the performance of the Participant's duties to the Company or any Subsidiary and which results in a detriment to the Company or any Subsidiary, (iv) failure by the Participant to comply in any material respect with the terms of any written policies or directives of the Company, (v) breach by the Participant of his noncompetition agreement with the Company, if any, as determined by the Board in good faith and in its sole discretion, or (vi) failure by the Participant to comply in any material respect with the terms of the Participant's employment agreement with the Company, if any, as determined by the Board in good faith and in its sole discretion; provided, however that in the case of a Participant who is a party to an employment agreement with the Company or a Subsidiary that provides for a definition of "cause", "Cause" shall be determined under such agreement.

     "Change of Control" is defined in Section 16.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the committee of the Board referred to in Section 2.

     "Deferral Election" means the election by a Director.

     "Director" means a member of the Board, whether or not such member is an officer or employee of the Company.

     "Directors' Fees" means fees paid to a Director as compensation for Board Service.

     "Disability" means a total disability within the meaning of an applicable long-term disability plan maintained for the benefit of the Participant by the Company or, if the Participant is not covered by such a long-term disability plan, then as determined by the Committee.

     "Dividend Equivalent Right" means Awards granted pursuant to Section 11.

     "Effective Date" means the date on which the Plan is adopted by the Board.

     "Fair Market Value" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the next preceding date on which Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Stock is traded or admitted to trading.

     "Incentive Stock Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

     "Option" means any option to purchase Stock granted pursuant to Section 5.

     "Optionee" means a Participant who has been awarded an Option pursuant to
Section 5.

     "Participant" means an officer, employee, Director or other key person of the Company and its Subsidiaries who has received an Award under the Plan.

     "Performance Shares" means Shares received by the Participant upon the attainment of specified performance criteria established by the Committee.

     "Performance Share Award" means an Award granting the Participant Performance Shares pursuant to Section 10.

     "Performance Unit" means a contractual right to receive Stock (or cash based on the Fair Market Value of Stock) upon the attainment of specified performance criteria established by the Committee.

     "Performance Unit Award" means an Award granting the Participant Performance Units pursuant to Section 10.

     "Person" means any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

     "Restricted Stock" means Stock subject to such restrictions and conditions as the Committee may determine at the time of grant.

     "Restricted Stock Award" means an Award entitling the Participant to acquire, at par value or such other purchase price determined by the Committee, shares of Restricted Stock and which is granted pursuant to Section 7.

     "Restricted Unit" means a contractual right to receive Stock, or cash based on the Fair Market Value of Stock, that is forfeitable by the Participant until the completion of a specified period of future service or until the attainment of certain performance criteria established by the Committee.

     "Restricted Unit Award" means an Award granting the Participant Restricted Units pursuant to Section 7.

     "Share" means a share of Stock.

     "Stock" means the common stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Stock Account" means a memorandum account established in accordance with
Section 9(b) to record the deferral of Directors Fees, pursuant to a Deferred Election described in Section 9(a).

     "Stock Appreciation Right" means any Award granted pursuant to Section 6.

     "Stock Award" means any Award granted pursuant to Section 8.

     "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

                                   SECTION 2.

                 ADMINISTRATION OF PLAN: COMMITTEE AUTHORITY TO
                    SELECT PARTICIPANTS AND DETERMINE AWARDS

     (a) Committee. The Plan shall be administered by the Compensation Committee of the Board, or any other committee so designated by the Board. The Committee shall consist of two or more members, at least two of whom shall be "Non-Employee Directors" within the meaning of Rule 16b-3, as promulgated under the Act and "outside directors" within the meaning of Section 162(m) of the Code and the Treasury Regulations thereunder. In the absence of such a committee of the Board designated to administer the Plan, the Plan shall be administered by the Board. Where Rule 16(b)-3, as promulgated under the Act, would require action to be taken by the Board, references herein to the Committee shall be deemed to refer to the Board.

     (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the officers, employees, Directors and key persons of the Company and its Subsidiaries to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Unit Awards, Stock Awards, Performance Share Awards, Performance Unit Awards and Dividend Equivalent Rights, or any combination of the foregoing to be granted to any one or more Participants;

          (iii) to determine the number of shares of Stock to be covered by any Award;

          (iv) to determine which Directors may defer Board Fees pursuant to
     Section 9, and the terms and conditions of such deferrals;

          (v) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Participants, and to approve the form of written instruments evidencing the Awards;

          (vi) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vii) subject to the provisions of Section 5(a)(iii), to extend at any time the period during which Options may be exercised;

          (viii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

          (ix) at any time to adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     Any decision or action taken by the Board or the Committee, as the case may be, arising out of or in connection with the construction, administration interpretation and effect of the Plan and of its rules and regulations, or of any Award, shall, to the fullest extent permitted by law, be within its sole and absolute discretion and shall be conclusive and binding on the Company, any Subsidiary, all Participants and any person claiming under or through any Participant.

     (c) Delegation by the Committee. The Committee may delegate its authority under the Plan; provided that the Committee shall in no event delegate its authority with respect to the compensation of the Chief Executive Officer of the Company, the four most highly compensated executive officers (as determined under Section 162(m) of the Code and regulations thereunder) of the Company and any other individual whose compensation the Board or Committee reasonably believes may become subject to Section 162(m) of the Code.

     (d) Limitations on Certain Awards. No Participant may be granted options or Stock Appreciation Rights covering more than 1,000,000 shares of Stock in any calendar year.

                                   SECTION 3.

              STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) Stock Issuable. Subject to Section 3(b), the number of shares of Stock reserved and available for issuance under the Plan shall be 2,000,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The Shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. In the case of any Stock Appreciation Rights that are granted in tandem with any Options, upon the exercise of a Stock Appreciation Right settled in shares of Stock, the right to purchase an equal number of shares of Stock covered by a related Option, shall be deemed to have been surrendered and will no longer be exercisable, and said number of shares of Stock shall no longer be available under the Plan.

     (b) Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization (including, but not limited to, an extraordinary all-cash dividend), reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, such that an adjustment is required to preserve, or prevent the enlargement of the rights and obligations of the Participant, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the annual limitation described in Section 2(d),
(iii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the grant, exercise or conversion price with respect to the foregoing. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional Shares.

     (c) Mergers. Upon consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company may, in its discretion, take any one or more of the following actions, as to outstanding Options and Stock Appreciation Rights: (i) provide that such Options shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Optionees, provide that all unexercised Options and Stock Appreciation Rights will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice, and/or (iii) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each Share surrendered in the business combination, make or provide for a cash payment to the Optionees equal to the difference between (A) the value (as determined by the Committee) of the consideration payable per share of Stock pursuant to the business combination (the "Merger

Price") times the number of shares of Stock subject to such outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights in exchange for the termination of such Options and Stock Appreciation Rights.

     (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

                                   SECTION 4.

                                  ELIGIBILITY

     Each officer, Director, full or part-time employee or other key person (including consultant or advisor) of the Company and its Subsidiaries who is or may be responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries, as are selected from time to time by the Committee in its sole discretion, shall be eligible to participate in the Plan.

                                   SECTION 5.

                                 STOCK OPTIONS

     Any Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the Effective Date.

     (a) Option Awards; Option Agreement. The Committee may grant Options to purchase Stock and determine the number of Shares to be covered by each Option, and the exercise price of each Option. Options granted pursuant to this Section 5(a) shall be evidenced by a written Option Agreement embodying the following terms and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (i) Exercise Price. The exercise price per share for the Stock covered by an Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant ("Grant Date") but shall not be less than 100% of the Fair Market Value of a share of Stock on the Grant Date in the case of Incentive Stock Options, or 50% of the Fair Market Value of a share of Stock on the Grant Date, in the case of Non-Qualified Stock Options. If Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such Participant, the exercise price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date of such Incentive Stock Option.

          (ii) Grant of Discount Options in Lieu of Cash Bonus. With the consent of the Committee, a Participant may elect to receive Non-Qualified Options in lieu of any cash bonus to which the Participant may become entitled under any other plan or arrangement of the Company, provided that such election may be made only with respect to a cash bonus that would otherwise be paid during the calendar year following the calendar year in which the election is made. Any such election must be made in accordance with the terms and conditions determined by the Committee. The election shall be made on or before the date set by the Committee, which date shall be no later than 15 days (or such shorter period permitted by the

     Committee) preceding January 1 of the calendar year in which the cash bonus would otherwise be paid. The number of shares of Stock subject to the Options granted pursuant to a deferral election shall be determined by dividing the amount of the waived cash bonus by the difference between the Fair Market Value of the Stock on the date the Option is granted and the exercise price per Option. The Option shall be granted for whole number of Shares so determined; the value of any fractional share shall be paid in cash.

          (iii) Option Term. The term of each Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted. If Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such Participant, the term of such Option shall be no more than five years from the date of grant.

          (iv) Exercisability: Rights of a Stockholder. Options shall become vested and exercisable at such time or times, and subject to such terms, as the Committee shall specify in the applicable Option Agreement, provided that an Option shall be exercisable during the life of the Participant only by the Participant or his or her legal representative. The Committee may at any time accelerate the exercisability of all or any portion of any Option. An Optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of an Option and not as to Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. To the extent that any Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

          (v) Method of Exercise. Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

             (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

             (B) In the form of shares of Stock that are not then subject to restrictions under any plan and that have been held by the Optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the date of exercise of the Option; or

             (C) By the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the Optionee chooses to pay the purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

               Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Option) of the full exercise price of such Options and the fulfillment of any other requirements contained in the Option Agreement, the Plan or applicable provisions of laws.

          (vi) Termination by Reason of Death. Except as otherwise determined by the Committee at or following the Grant Date, any Option held by an Optionee whose employment by (or Board Service or other business relationship with) the Company and its Subsidiaries is terminated by reason of death may thereafter be exercised by the legal representative or legatee of the Optionee, to the extent it was exercisable on the date of death, (A) for a period of 12 months from the date of the Optionee's death or (B) if earlier, until the expiration of the stated term of the Option. Notwithstanding the foregoing sentence, any Incentive Stock Option held by an Optionee on the date of the Optionee's death may thereafter be exercised by the legal representative or legatee of the Optionee to the extent it was exercisable on the date of the Optionee's death, (A) for a period of up to three months from the date of the Optionee's death or (B) if earlier, until the expiration of the stated term of the Option. Except as otherwise determined by the Committee at or after the Grant Date, to the extent that any portion of any Option is not exercisable on the date of the Optionee's death, such portion of the Option shall immediately terminate and be of no force or effect.

          (vii) Termination by Reason of Disability.

             (A) Except as otherwise determined by the Committee at or after the Grant Date, any Option held by an Optionee whose employment by (or Board Service or other business relationship with) the Company and its Subsidiaries is terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable on the date of termination of employment (or Board Service or business relationship) (A) for a period of 12 months from the date of such termination of employment (or Board Service or other business relationship), or (B) if earlier, until the expiration of the stated term of the Option. Except as otherwise determined by the Committee at or after the Grant Date, to the extent that any portion of an Option is not exercisable on the date of such termination of employment (or Board Service or business relationship), such portion of the Option shall immediately terminate and be of no force or effect.

             (B) Except as otherwise provided by the Committee at or after the Grant Date, the death of an Optionee during the period provided in this
        Section 5(a)(vii) for the exercise of an Option shall extend such period for 12 months (3 months in the case of an Incentive Stock Option) from the date of death, subject to earlier termination on the expiration of the stated term of the Option.

          (viii) Termination for Cause. If any Optionee's employment by (or Board service or other business relationship with) the Company and its Subsidiaries is terminated for Cause, any Option held by such Optionee, including any Option that is immediately exercisable at the time of such termination, shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that all or a portion of such Option can be exercised for a period of up to 30 days from the date of termination of employment (or Board Service or other business relationship), or until the expiration of the stated term of the Option, if earlier.

          (ix) Other Termination. Unless otherwise determined by the Committee, if an Optionee's employment by (or Board Service or other business relationship with) the Company and its Subsidiaries terminates for any reason other than death, Disability or for Cause, any Option held by such Optionee may thereafter be exercised to the extent it was exercisable on the date of termination of employment (or Board service or other business relationship), (A) for three months (or in the case of Non-Qualified Stock Options, for such longer period as the Committee shall specify at any time) from the date of termination of employment (or Board service or other business relationship), or (B) if earlier, until the expiration of the stated term of the Option. Except as otherwise determined by the Committee at or after the Grant Date, to the extent that any portion of any Option is not exercisable on the date of such termination of employment (or Board Service or other business relationship), such portion of the Option shall immediately terminate and be of no force or effect.

     (b) Reload Options. At the discretion of the Committee, Options granted under Section 5(a) may include a "reload" feature pursuant to which an Optionee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 5(a)(v)(B) hereunder would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number stock delivered with respect to the exercise of the original Option.

     (c) Share Deferral. Subject to the terms and conditions as the Committee determines to be appropriate, a Participant may, by written notice filed with the Committee, elect to defer receipt of the certificate or certificates for Shares then purchased pursuant to the exercise of an Option.

     (d) Form of Settlement. Shares of Stock issued upon exercise of an Option shall be free of all restrictions under the Plan, except as otherwise provided in the Plan.

                                   SECTION 6.

                           STOCK APPRECIATION RIGHTS

     (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the Participant to receive an amount in cash or shares of Stock or a combination thereof having a value equal to (i) the excess of the Fair Market Value of the Stock on the date of exercise over the base price per Stock Appreciation Right set by the Committee at the time of grant, which base price shall not be less than 50% of the Fair Market Value of the Stock on the date of grant (or over the option price per Share, if the Stock Appreciation Right was granted in tandem with an Option) multiplied by (ii) the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised. The Committee having the right to determine the form of payment of the Stock Appreciation Right.

     (b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted in tandem with, or independently of, any Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of such Option.

     A Stock Appreciation Right or applicable portion thereof granted in tandem with an Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

     (c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

          (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Options shall be exercisable.

          (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

          (iii) Stock Appreciation Rights granted in tandem with an Option shall be transferable only when and to the extent that the underlying Option would be transferable. Stock Appreciation Rights not granted in tandem with Option shall not be transferable otherwise than by will or the laws of descent or distribution.

                                   SECTION 7.

                     RESTRICTED STOCK AND RESTRICTED UNITS

     (a) Nature of Restricted Stock Awards and Restricted Unit Awards. The Committee may grant Restricted Stock Awards or Restricted Unit Awards to any Participant. The Committee shall have the power to determine (i) the number of shares of Restricted Stock and the number of Restricted Units to be granted to each Participant and (ii) the other terms and conditions of such Awards. Restrictions and conditions applicable to Restricted Stock and Restricted Unit Awards may be based on continued employment (or Board Service or other business relationship) with the Company and its Subsidiaries and/or the achievement of pre-established performance goals and objectives during the applicable restriction period.

     (b) Rights as a Stockholder. Any stock certificate issued in respect of Restricted Stock shall be registered in the name of the Participant entitled to the Restricted Stock. The Participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock and with respect to the receipt of dividends, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall be deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). The number of Shares subject to a Restricted Unit Award shall be recorded in the Company's records. A Participant shall not have any of the rights of a stockholder with respect to the Stock underlying a Restricted Unit Award.

     (c) Restrictions. Restricted Stock and Restricted Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award or the Restricted Unit Award. If a Participant's employment (or Board Service or other business relationship) with the Company and its Subsidiaries terminates for any reason whatsoever or if the conditions specified by the Committee with respect to Restricted Stock are not satisfied prior to the applicable restriction period or periods established by the Committee, the Company shall have the right to repurchase Restricted Stock with respect to which conditions have not lapsed at their issue price or other stated or formula price from the Participant or the Participant's legal representative. Alternatively, the Company may require a forfeiture of such Restricted Stock. Similarly, if a Participant's employment (or Board Service or other business relationship) with the Company and its Subsidiaries terminates for any reason whatsoever or if the conditions specified by the Committee with respect to Restricted Units are not satisfied prior to the applicable restriction period or periods established by the Committee, the Committee may, in its discretion, treat (i) a pro rata portion of the Restricted Unit Award as vested or (ii) the entire Restricted Unit Award as forfeited. If the Committee chooses to treat a pro-rata portion of the Restricted Unit Award as vested, such pro-rata portion shall be determined by multiplying the number of Restricted Unit subject to the Award by a fraction, the numerator of which is the number of days in the restriction period that had elapsed prior to the termination of the Participant's employment (or Board Service or other business relationship) and the denominator of which is the number of days in the restriction period.

     (d) Settlement of Awards. At the expiration of the applicable restriction periods or upon the satisfaction of the conditions specified with respect to a Restricted Stock Award, the Company (or its designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by the Participant to receive amounts due or to exercise rights of the Participant in the event of the Participant's death or, in the absence of an effective designation by the Participant, the Participant's estate. Unless the Committee determines otherwise at or after the date of grant, upon the expiration of the applicable restriction period(s) or upon the satisfaction of the conditions specified with respect to a Restricted Unit Award, the Participant (or the Participant's beneficiary or estate) shall receive (i) one Share for each vested Restricted Unit (and any additional Restricted Units credited in respect of Dividend Equivalents Awarded under Section 11 or (ii) if the Committee so determines, the Committee may direct the Company to pay to the Participant the Fair Market Value of such Shares as of such payment date.

     (e) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award or the Restricted Unit Award may require or permit the immediate payment, waiver, deferral or investment of dividends (if any) paid on such Awards.

                                   SECTION 8.

                                  STOCK AWARDS

     (a) Grant or Sale of Stock. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) a Stock Award to any Participant, pursuant to which such Participant may receive shares of Stock free of any restrictions under the Plan. Stock Awards may, at the discretion of the Committee, be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation (including Directors' Fees) due to a Participant.

     (b) Elections to Receive Stock in Lieu of Compensation. An election to receive all or a portion of the cash compensation (including Directors' Fees) otherwise payable to Participant in the form of shares of Stock must be made at such times and in the manner determined by the Committee. The number of shares of Stock to be received in lieu of cash compensation (including Director's Fees) shall be determined by dividing (i) the amount of such cash compensation by (ii) the Fair Market Value of a share of Stock on the date that the cash compensation would have been paid.

                                   SECTION 9.

                  DEFERRED COMPENSATION PROGRAM FOR DIRECTORS

     (a) Deferral Election. (i) On or before December 31 of any calendar year ending within the term of the Plan, a Director may, by written notice filed with the Secretary of the Company, elect to defer receipt of all or any part of any Directors' Fees payable to such Director in respect of the calendar year following the year in which such election is made, and to have such amounts credited, in whole or in part, to a Stock Account, in accordance with Section 9(b) (such written notice, a "Deferral Election").

     (ii) A Deferral Election shall continue in effect (including with respect to Directors' Fees payable for subsequent calendar years) unless and until the Director revokes or modifies such Deferral Election by written notice filed with the Secretary of the Company. Any such revocation or modification of a Deferral Election shall apply only with respect to the deferral of all or any part of any Directors' Fees payable to such Director in respect of calendar years following the year in which such revocation or modification is made, provided that such revocation or modification shall in no event become effective earlier than six months after it is received by the Secretary of the Company. Amounts credited to the Director's Stock Account prior to the effective date of any such revocation or modification of a Deferral Election shall not be affected by such revocation or modification and shall be distributed only in accordance with the otherwise applicable terms of the Plan. A Director who has revoked a Deferral Election may file a new Deferral Election, provided that such Deferral Election shall be effective no sooner than in the calendar year following the year in which such Deferral Election is filed.

     (b) Stock Account. Any Directors' Fees deferred pursuant to a Deferral Election shall be deemed to be invested in a number of notional Shares of the Company (the "Phantom Stock") equal to the quotient of (i) the amount of such Directors' Fees divided by (ii) the Fair Market Value of a Share on the date the Directors' Fees would have been payable. Whenever a dividend other than a dividend payable in the form of Shares is declared with respect to the Shares, the number of Phantom Stock in the Director's Stock Account shall be increased by the number of Phantom Stock determined by dividing (i) the product of (A) the number of Phantom Stock in the Director's Stock Account on the related dividend record date and (B) the amount of any cash dividend declared by the Company on a Share (or, in the case of any dividend distributable in property other than Shares, the per Share value of such dividend, as determined by the Company for purposes of income tax reporting) by (ii) the Fair Market Value of a Share on the related dividend payment date. In the case of any dividend declared on Shares which is payable in Shares, the Director's Stock Account shall be increased by the number of Phantom Stock equal to the product of (i) the number of Phantom Stock credited to the Director's Stock Account on the related dividend record date and (ii) the number of Shares (including any fraction thereof) distributable as a dividend on a Share. In the event of any change in the number or kind of outstanding Shares by reason of any event described in
Section 3 affecting the Shares, other than a stock dividend as provided above, the Board shall make an appropriate adjustment in the number of Phantom Stock credited to the Director's Stock Account. Fractional Phantom Stock shall be credited, but shall be rounded to the nearest hundredth of a Share.

     (c) Distribution from Accounts Upon Termination of Service as a
Director. At the time a Director makes a Deferral Election pursuant to this
Section 9, the Director shall also file with the Committee a written election (a "Distribution Election") with respect to whether (i) the value of any Phantom Stock to be credited to the Stock Account shall be distributed wholly in cash, in the greatest number of whole Shares (with any fractional interest payable in cash) or a combination of cash and whole Shares, (ii) such distribution shall commence immediately following the date the Director terminates his or her Board Service or on the first business day of any calendar year following the calendar year in which the Director terminates his or her Board Service and (iii) such distribution shall be in one lump-sum payment or in such number of annual installments (not to exceed ten) as the Director may designate. A Director may at any time, and from time to time, change any Distribution Election applicable to his or her Stock Account, provided that no election to change the timing of any terminal distribution shall be effective unless it is made in writing and received by the Secretary of the Company at least one full calendar year prior to the time at which the Director terminates his or her Board Service.

     (d) Distribution from Stock Account Prior to Termination of Service as a Director. Any Director may, by filing a written election with the Committee, elect to receive a distribution of all or any portion of the amounts credited to the Director's Stock Account as of a date which is at least one full year after the date as of which a

Deferral Election is filed with the Secretary; provided that, any Director who elects to receive a distribution pursuant to this Section 9(d) shall cease to be eligible to make any additional deferrals under this Section 9 with respect to fees payable in the two calendar years immediately following the year in which such election is filed with the Secretary.

     (e) Payment of Plan Distributions. Any distribution to be made hereunder, whether in the form of a lump-sum payment or installments, following the termination of an Director's Board Service shall commence in accordance with the Distribution Election made by the Eligible Director in accordance with Section 9(c). If a Director fails to specify a form of payment or a commencement date for a distribution in accordance with Section 9(c), such distribution shall be made in cash and commence on the first business day of the calendar year immediately following the year in which the Director terminates his or her Board Service. If an Eligible Director fails to specify in accordance with Section 9(c) that a distribution shall be made in a lump-sum payment or a number of installments, such distribution shall be made in a lump-sum payment. In the case of any distribution being made in annual installments, each installment after the first installment shall be paid on the first business day of each subsequent calendar year until the entire amount subject to such installment Distribution Election shall have been paid.

                                  SECTION 10.

                    PERFORMANCE SHARES AND PERFORMANCE UNITS

     (a) Nature of Performance Share Awards. The Committee may grant Performance Share Awards or Performance Unit Awards to any Participant. The Committee may make Performance Share Awards and Performance Unit Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards and Performance Unit Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards and Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the Awards; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards and Performance Unit Awards.

     (b) Restrictions on Transfer. Performance Share Awards, Performance Unit Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) Rights as a Stockholder. A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant receiving a Performance Unit Award shall not have any of the rights of a stockholder with respect to the Stock underlying such Performance Unit Award.

     (d) Settlement of Awards. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock underlying a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee). Unless the Committee determines otherwise at or after the date of grant, when a condition with respect to a Performance Unit Award is satisfied lapses and the Performance Units become vested and nonforfeitable, the Participant shall receive (i) one Share for each such Performance Unit (including additional Performance Units credited in respect of Dividend Equivalents awarded under Section 11) or (ii) if the Committee so determines, the Committee may direct the Company to pay to the Participant the Fair Market Value of such Shares as of such payment date. A Participant shall not be entitled to receive shares or any payment in connection with a Performance Unit Award if the conditions with respect to such Award have not been satisfied during the applicable restriction period.

     (e) Termination. Except as may otherwise be provided by the Committee at any time prior to termination of employment (or Board Service other business relationship), a Participant's rights in all Performance Share and

Performance Unit Awards shall automatically terminate upon the Participant's termination of employment (or Board service or other business relationship) with the Company and its Subsidiaries for any reason whatsoever.

     (f) Acceleration, Waiver, Etc. At any time prior to the Participant's termination of employment (or Board service or other business relationship) by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 14, amend any or all of the goals, restrictions or conditions imposed under any Performance Share or Performance Unit Awards.

                                  SECTION 11.

                    DIVIDEND EQUIVALENT AND INTEREST RIGHTS

     (a) Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares were held by the Participant. A Dividend Equivalent Right may be granted hereunder to a Participant, as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Such grant may specify that dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     (b) Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

                                  SECTION 12.

                                TAX WITHHOLDING

     (a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received hereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (b) Payment in Stock. Upon such terms and conditions as the Committee determines appropriate, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

                                  SECTION 13.

                        TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment with respect to an officer or employee:

     (a) a transfer to the employment of the Company from a Subsidiary or Affiliate or from the Company to a Subsidiary or Affiliate, or from one Subsidiary or Affiliate to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

                                  SECTION 14.

                           AMENDMENTS AND TERMINATION

     The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Committee to be required by the Act to ensure that Awards granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, or that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.

                                  SECTION 15.

                                 STATUS OF PLAN

     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

                                  SECTION 16.

                          CHANGE OF CONTROL PROVISIONS

     (a) Status of Awards. Upon the occurrence of a Change of Control as defined in this Section 16: (i) each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable; and (ii) each Restricted Stock Award and Performance Share Award or other Award shall be subject to such terms, if any, as have been provided by the Committee in connection with such Award.

     (b) Definition. "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries, or any record or beneficial holder of any Class B Common Stock of the Company as of the Effective Date or any descendant, other family member, beneficiary or any affiliate thereof or any trust for the benefit of any of the foregoing (collectively, the "Excluded Holders")), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in

     Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing (A) 35% or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of a majority of the Company's Board of Directors ("Voting Securities") (other than as a result of an acquisition of securities directly from the Company), and (B) more of the combined voting power of the Company's Voting Securities than is possessed by the Voting Securities beneficially owned by the Excluded Holders; or

          (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

          (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where either the stockholders of the Company, immediately prior to the consolidation or merger, or the Excluded Holders would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate a majority of the voting rights in respect of the capital stock of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than to an entity in which, both or before and after such sale, lease, exchange or other transfer, either the stockholders of the Company or the Excluded Holders beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing a majority of the voting rights in respect of the capital stock of such entity or (C) any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases the proportionate voting power represented by the Voting Securities beneficially owned by any person to 35% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in the preceding clause of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

                                  SECTION 17.

                          NONTRANSFERABILITY OF AWARDS

     No Award shall be assignable or transferable except by will or the laws of descent and distribution; provided that the Committee may permit (on such terms and conditions as it shall establish) a Participant to transfer an Award for no consideration to his or her child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests ("Permitted Transferees"). Except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to an Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant or, if applicable, his or her Permitted Transferee(s). The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.

                                  SECTION 18.

                               GENERAL PROVISIONS

     (a) No Distribution; Compliance with Legal Requirements. The Committee may require each Participant acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such Participant is acquiring the Shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Delivery of stock certificates to Participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Participant, at the Participant's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights, etc. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any Participant any right to continued employment or Board Service or to continue any other business relationship with the Company or any Subsidiary.

     (d) Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

     (e) Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of the Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his estate.

     (f) Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

     (g) No Impact On Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant's right under any such plan, policy or program.

     (h) Governing Law. This Plan shall be governed by Delaware law except to the extent such law is preempted by Federal law.

     (i) Effective Date. This Plan shall become effective upon its approval by the Company's stockholders.

                         THE GENERAL CHEMICAL GROUP INC.
                            Annual Meeting, May 9, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         Messrs. Paul M. Montrone, Paul M. Meister and Todd M. DuChene, each with power of substitution, are hereby authorized to vote all shares of common stock of The General Chemical Group Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of The General Chemical Group Inc. to be held on Tuesday, May 9, 2000, and at any adjournments, as specified on the reverse side.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

               (PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE HEREON AND RETURN IT IN THE ENCLOSED ENVELOPE.)

                            * FOLD AND DETACH HERE *



                                                                                                                 PLEASE MARK
A VOTE FOR PROPOSALS 1, 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS.                                        YOUR VOTES AS
                                                                                                                 INDICATED IN     X
                                                                                                                 THIS EXAMPLE

1. Election of Directors with terms expiring at the Annual Meeting in 2001.              2. Ratify the appointment of Deloitte &
                                                                                            Touche LLP as independent auditors of
                                   Nominees: Paul M. Montrone, Paul M. Meister,             the Company for the current fiscal year.
                                             Philip E. Beekman, John M. Kehoe, Jr.,
 FOR each      WITHHOLD AUTHORITY            Gerald J. Lewis and Joseph M. Volpe
 nominee       to vote for each
 listed.         nominee listed.
                                         (Instructions: To withhold authority to              FOR        AGAINST     ABSTAIN
                                         vote for any individual nominee, write
  / /               / /                  the nominee's name on the space provided below)      / /          / /         / /



                                         -----------------------------------------

3. Approval and adoption of the              4. In their discretion, on such other      A MAJORITY (OR IF ONLY ONE, THEN THAT ONE)
   Company's 2000 Long-Term                     business as may properly come           OF THE ABOVE PERSONS OR THEIR SUBSTITUTES
   Incentive Plan.                              before the meeting.                     WHO SHALL BE PRESENT AND ACTING AT THE
                                                                                        MEETING SHALL HAVE THE POWERS CONFERRED
 FOR        AGAINST     ABSTAIN                                                         HEREBY.

 / /          / /         / /                                                       Dated:                               , 2000
                                                                                            -----------------------------

                                                                                      -------------------------------------------

                                                                                      -------------------------------------------
                                                                                      Signature of Stockholder(s)--please sign
                                                                                      name exactly as imprinted (do not print).
                                                                                      Please indicate any change of address.

                                                                                      NOTE: Executors, administrators, trustees
                                                                                      and others signing in a representative
                                                                                      capacity should indicate the capacity in
                                                                                      which they sign. If shares are held
                                                                                      jointly, EACH holder should sign.

                                                                                      PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY.


                            * FOLD AND DETACH HERE *